UNITED STATES SECURITIES AND EXCHANGE COMMISSION

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Lazard Ltd

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Lazard to Host Virtual Annual General Meeting of Shareholders in 2020

NEW YORK, April 14, 2020 – Lazard Ltd (NYSE: LAZ) announced today that in light of the public health impact of the coronavirus/COVID-19 pandemic, our Annual General Meeting of Shareholders will be changed to a virtual-only meeting for the health and safety of our stakeholders and employees. As previously announced, our Annual General Meeting will be held Tuesday, April 28, 2020 at 4:30pm Eastern Daylight Time.

The meeting will be webcast and can be accessed by shareholders at http://www.meetingcenter.io/219633717. To login to the virtual meeting, shareholders will be required to provide a control number and password. The password for the meeting is LAZ2020.

Registered shareholders can find the control number on the proxy card, notice, or email previously provided in connection with the Annual General Meeting.

If shares are held through an intermediary, such as a bank or broker, the shareholder must register in advance to attend the Annual General Meeting. To register, the shareholder must submit proof of their proxy power (legal proxy) reflecting their holdings in Lazard as of the close of business on March 3, 2020, along with their name and email address to Computershare. Shareholders should forward the email from their broker, or attach an image of their legal proxy to an email, to legalproxy@computershare.com. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Daylight Time on April 23, 2020. Shareholders will receive a confirmation of their registration, together with a control number required to log in, by email from Computershare after Computershare receives the necessary registration materials.

Lazard has designed the format of the Annual General Meeting to ensure that, in accordance with Lazard’s Bye-laws, shareholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, using online tools to ensure shareholder access and participation. Shareholders of record as of the close of business on March 3, 2020 who have their control number may vote during the Annual General Meeting by following the instructions available on the meeting website.

Lazard encourages all shareholders to vote in advance of the Annual General Meeting by one of the methods described in the proxy materials for the Annual General Meeting. Shareholders may continue to use the proxy card or voting instruction form previously distributed to vote shares in connection with the Annual General Meeting.  Lazard’s Notice of Meeting, Proxy Statement and Annual Report on Form 10-K are available free of charge at www.lazard.com/investorrelations/.

About Lazard

Lazard, one of the world's preeminent financial advisory and asset management firms, operates from more than 40 cities across 25 countries in North America, Europe, Asia, Australia, Central and South America. With origins dating to 1848, the firm provides advice on mergers and acquisitions, strategic matters, restructuring and capital structure, capital raising and corporate finance, as well as asset management services to corporations, partnerships, institutions, governments and individuals. For more information, please visit www.lazard.com. Follow Lazard at @Lazard.

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Media contact:Investor contact:
Judi Mackey +1 212 632 1428Alexandra Deignan +1 212 632 6886
judi.mackey@lazard.comalexandra.deignan@lazard.com

Clare Pickett +1 212 632 6963

clare.pickett@lazard.com

MMMMMMMMMMMM    +     000004    ENDORSEMENT_LINE______________ SACKPACK_____________   MMMMMMMMM    MR A SAMPLE  DESIGNATION (IF ANY)  ADD 1  ADD 2  ADD 3  ADD 4  ADD 5  ADD 6   1234 5678 9012 345  NOTICE OF CHANGE IN THE LAZARD LTD  2020 ANNUAL MEETING OF SHAREHOLDERS  TO BE HELD ON APRIL 28, 2020  ***  VIRTUAL-ONLY MEETING    April 14, 2020   Dear Lazard Shareholder,  In light of the public health impact of the coronavirus/COVID-19 pandemic, our Annual General Meeting of Shareholders will be changed to a virtual-only meeting for the health  and safety of our stakeholders and employees. As previously announced, our Annual General Meeting will be held Tuesday, April 28, 2020 at 4:30pm Eastern Daylight Time.    Attending the Virtual Meeting    The meeting will be webcast and can be accessed at http://www.meetingcenter.io/219633717. To login to the virtual meeting, you will be required to provide a control  number and password. The password for the meeting is LAZ2020.  Registered shareholders can find their control number on the proxy card, notice, or email previously provided in connection with the Annual General Meeting.  If shares are held through an intermediary, such as a bank or broker, you must register in advance to attend the Annual General Meeting. To register, you must submit proof    of your proxy power (legal proxy) reflecting your holdings in Lazard as of the close of business on March 3, 2020, along with your name and email address to  Computershare. You should forward the email from your broker, or attach an image of your legal proxy to an email, to legalproxy@computershare.com. Requests for  registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. Eastern Daylight Time on April 23, 2020. You will receive a confirmation of your  registration, together with a control number required to log in, by email from Computershare after Computershare receives the necessary registration materials.    Lazard has designed the format of the Annual General Meeting to ensure that, in accordance with Lazard’s Bye-laws, shareholders are afforded the same rights and  opportunities to participate as they would at an in-person meeting, using online tools to ensure shareholder access and participation. Shareholders of record as of the close  of business on March 3, 2020 who have their control number may vote during the Annual General Meeting by following the instructions available on the meeting website.    Voting  Lazard encourages you to vote in advance of the Annual General Meeting by one of the methods described in the proxy materials for the Annual General Meeting. You may  continue to use the proxy card or voting instruction form previously distributed to vote shares in connection with the Annual General Meeting. Lazard’s Notice of Meeting,  Proxy Statement and Annual Report on Form 10-K are available free of charge at www.lazard.com/investorrelations/.    Your vote is important. Please exercise your shareholder right to vote.  By order of the Board of Directors,  Scott D. Hoffman   Chief Administrative Officer,  General Counsel and Secretary   11LTR  COY  +    0393CB